SUBSCRIPTION AGREEMENT


                                     between


                  CENTURY CASINOS AFRICA (PROPRIETARY) LIMITED


                                       and


                CALEDON CASINO BID COMPANY (PROPRIETARY) LIMITED


                                       and


               CALEDON OVERBERG INVESTMENTS (PROPRIETARY) LIMITED

                                       and



             CENTURY CASINOS INC. (for purposes of clause 10.6 only)








1        INTERPRETATION

         In this agreement, clause headings are for convenience and shall not be used in its interpretation and, unless the context clearly indicates a contrary intention, -

1.1      an  expression  which  denotes  -

1.1.1    any  gender  includes  the  other  genders;
1.1.2 a natural person includes an artificial or juristic person and vice versa;

1.1.3    the  singular  includes  the  plural  and  vice  versa;
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1.2      the following expressions shall bear the meanings assigned to them below and cognate expressions bear corresponding meanings -

1.2.1 "the/this agreement" - this document, as amended from time to time;

1.2.2 "business day" - any day other than a Saturday, Sunday or official public holiday in the Republic of South Africa;

1.2.3 "business sale agreement" - the written sale of business agreement to be entered into between the company, the subscribers and Overberger Country Hotel and Spa (Pty) Ltd ("Hotelco") at more or less the same time as the conclusion of this agreement;

1.2.4 "Century subscription shares" - 2 000 ordinary shares of R1 each in the share capital of the company;

1.2.5 "COIL subscription shares" - 1 900 ordinary shares of Rl each in the share capital of the company;

1.2.6 "company" - Caledon Casino Bid Company (Proprietary) Limited, a private company duly incorporated in the Republic of South Africa, with registration number 1996/010708/07;

1.2.7 "COIL" - Caledon Overberg Investments (Proprietary) Limited, a private company duly incorporated in the Republic of South Africa, with registration number 96/06728/07;

1.2.8 "effective date" - the first business day after the date on which the suspensive conditions are fulfilled;

1.2.9 "loan agreement" - the written loan agreement to be entered into between the company and the subscribers at more or less the same time as the conclusion of this agreement;

1.2.10 "rental enterprise sale agreement" - the written rental enterprise sale agreement to be entered into between the company, the subscribers, and Devco at more or less the same time as the conclusion of this agreement;

1.2.11 "share certificates" - share certificates in respect of the relevant subscription shares, indicating the relevant subscriber as the sole holder thereof;

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1.2.12   "signature  date"  -  date  of  signature  of  this  agreement  by the  signatory  which  signs  it  last;

1.2.13 "Century" - Century Casinos Africa (Pty) Ltd, a private company duly incorporated in the Republic of South Africa, with registration number 1996/010501/07;

1.2.14 "subscription price" - the full amount payable by the subscribers to the company in respect of the subscription for their subscription shares;

1.2.15 "subscription shares" - the Century subscription shares and/or the COIL subscription shares, as the context may indicate;

1.2.16 "suspensive conditions" - the suspensive conditions set out in 3.1;

1.2.17 "business agreements" - the business sale agreement and the rental enterprise sale agreement;

1.2.18 "the subscriber" - Century and/or COIL, as the context may indicate;

1.2.19 "transfer date" - the date on which the company pays Hotelco and Devco in terms of the business sale agreement and the rental enterprise sale agreement, being the date on which all properties which are to be transferred to the company in terms of those agreements are transferred to the company;

1.2.20 "Century Inc." - Century Casinos Inc. a company incorporated in the United States of America, being the ultimate holding company of Century;

1.3 any reference to any statute, regulation or other legislation shall be a reference to that statute, regulation or other legislation as at the signature date, and as amended or substituted from time to time;

1.4 if any provision in a definition is a substantive provision conferring a right or imposing an obligation on any party then, notwithstanding that it is only in a definition, effect shall be given to that provision as if it were a substantive provision in the body of this  agreement;
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1.5     where  any term is defined within a particular clause other than this 1, that term shall bear the meaning ascribed to it in that clause wherever it is used in this agreement;

1.6 where any number of days is to be calculated from a particular day, such number shall be calculated as excluding such particular day and commencing on the next day. If the last day of such number so calculated falls on a day which is not a business day, the last day shall be deemed to be the next succeeding day which is a business day;

1.7 any reference to days (other than a reference to business days), months or years shall be a reference to calendar days, months or years, as the case may be;

1.8 any term which refers to a South African legal concept or process (for example, without limiting the aforegoing, winding-up or curatorship) shall be deemed to include a reference to the equivalent or analogous concept or process in any other jurisdiction in which this agreement may apply or to the laws of which a party may be or become subject;

1.9 the use of the word "including" followed by a specific example/s shall not be construed as limiting the meaning of the general wording preceding it and the eiusdem genefis rule shall not be applied in the interpretation of such general wording or such specific example/s.

        The terms of this agreement having been negotiated, the contra proferentem rule shall not be applied in the interpretation of this agreement.

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2       INTRODUCTION

2.1 In terms of a written shareholders agreement with the company, Devco, the subscribers and others, the subscribers have undertaken to make capital funding available to the company.

2.2 The subscribers will, as part of their funding obligation, subscribe for the subscription shares and the company will issue the subscription shares to the subscribers.

2.3 This agreement records the terms and conditions subject to which the subscribers will subscribe for the subscription shares and the company will issue the subscription shares to the subscribers.

3       SUSPENSIVE  CONDITIONS

3.1 This agreement, in its entirety, is subject to the suspensive conditions that -

3.1.1   the  loan  agreement  is  signed  by  the  parties  thereto;

3.1.2   the rental enterprise sale agreement is signed by the parties thereto;

3.1.3   the  business  sale  agreement  is signed by the parties thereto;

3.2 The suspensive conditions are stipulated for the benefit of the subscribers, who shall jointly be entitled, in writing only, to waive fulfillment of same or to extend the date by which they or any of them is to be fulfilled.

3.3 If any of the suspensive conditions referred to in 3.1 is not fulfilled or waived, then this agreement shall be of no further force or effect -

3.3.1 no party hereto shall have any claim against the others arising out of or in connection with this agreement; and

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3.3.2   to  the  extent  that  this  agreement  may  have  been partially implemented, the parties shall be restored to the status quo ante.

3.4 The parties undertake to forthwith do all things within their power and to take all reasonable steps as expeditiously as possible in order to ensure fulfilment of the suspensive conditions and to give effect to the provisions of this 3.

4       SUBSCRIPTION  FOR  SHARES

4.1     On  the  effective  date  -

4.1.1 Century shall subscribe for the Century subscription shares, being 2 000 (two thousand) subscription shares at their par value of R1
        (one rand) each plus a premium of R4 999 (four thousand nine hundred and ninety nine rands) per subscription share (ie at a total subscription price of R10 000 000 (ten million rands) in the aggregate); and

4.1.2 the company shall allot and issue the subscription shares to the subscriber,

4.2     On  the  transfer  date  -

4.2.1 COIL shall subscribe for the COIL subscription shares, being 1 900 subscription shares at their par value of R1 (one rand) each plus a premium of R9 999 900 (nine million nine hundred and ninety eight thousand rands) in total;

4.2.2 the company shall allot and issue the subscription shares to the subscriber;

4.3 For the sake of clarity, it is recorded that COIL has, prior to signature date, owned 100 ordinary shares in the company purchased at par. After the transaction envisaged above COIL will own
        2 000 (two thousand) ordinary shares and have paid R10 000 000
        (ten million rands) for them in aggregate. Both COIL and Century after all the transactions in clause 4 above will have equal shareholding in the company.

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5       PAYMENT  AND  DELIVERY

5.1 The subscribers shall pay the subscription price to the company in respect of their subscription shares on the effective date or the transfer date, as the case may, be in immediately available funds against delivery of the share certificates to the subscribers in terms of 4.1.2 or 4.2.2, as the case may be.

5.2 The company shall issue and deliver the share certificates to the subscribers on the effective date or the transfer date, as the case may be.

6       RECONSTITUTION  OF  BOARD  OF  DIRECTORS

6.1 It is recorded that the board of directors of the company currently comprises two nominees of COIL and one nominee of Century.

6.2 The parties shall procure that, on the effective date, a meeting of the members of the company shall be held at Cape Town, at which meeting the board of directors shall be reconstituted by the appointment of two new directors, all of whom shall be nominated for appointment by Century, so that the board of directors of the company, after such reconstitution, shall consist of five members, three of whom will be appointed by the Century, and two of whom will be appointed by COIL.

6.3     COIL  hereby  irrevocably  undertake  -

6.3.1 to vote in favour of the appointment of the two nominees of Century referred to 6.2; and

6.3.2 to vote in favour of the removal of Century's nominees and their replacement with other nominees, if and when so requested by the Century;

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6.3.3   until  the  transfer  date,  to  exercise  their  voting  rights  in respect of the shares in the company held by them (and to procure that all directors nominated by them to the board of directors of the company shall similarly exercise all their voting rights at meeting of the board of directors of the company) in accordance with Century's instructions and requirements from time to time, provided that, save as may be specifically intended hereby, such voting rights need not so be exercised in order to wilfully frustrate any agreement between the company and a third party.

6.4 The parties shall procure that, on the transfer date, a meeting of the members of the company shall be held at Cape Town, at which meeting the board of directors shall be reconstituted by the appointment of one new director, who shall be nominated for appointment by COIL, so that subject to 6.3 the board of directors of the company, after such reconstitution, shall consist of six members, three of whom will be appointed by Century and three of whom will be appointed by COIL.

6.4.1 Century hereby irrevocably undertakes to vote in favour of (subject to 6.3 occurring)- -

6.4.2   the  appointment  of  the  additional  nominee  of  COIL;  and

6.4.3 the removal of the nominee of COIL and his replacement with other nominee, if and when so requested by the COIL.

6.5 After the later of the effective date and the transfer date the board of directors of the company will comprise of equal representation by COIL and Century;

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7       REPRESENTATIONS  AND  WARRANTIES


7.1 It is recorded that (and this agreement is accordingly based thereon), as at the signature date and the date that this agreement becomes effective -

7.2.1 the company is duly incorporated in the Republic of South Africa and carries on business in accordance with the certificate to commence business issued in terms of the Companies Act, 1873;

7.2.2 no steps have been taken and no steps are pending or threatened against the company in terms of section 73 of the Companies Act, 1973;

7.2.3 the company has the necessary legal capacity to enter into and perform its obligations under this agreement and has taken all necessary corporate action to authorise the execution and performance of this agreement;

7.2.4 in the execution of this agreement and the performance by the company of its obligations hereunder, the company will not contravene any law or regulation to which the company is subject or any provision of its memorandum or articles of association;

7.2.5 upon delivery of the share certificates to the subscriber in accordance with this agreement, ownership of the subscription shares will pass to the subscriber and the subscriber will become the sole beneficial and registered owner of the subscription shares;

7.2.6   the  subscription  shares  will, when delivered to the subscriber in accordance with the provisions of this agreement, be free of any pledge, lien, hypothec, notarial bond or encumbrance whatever and free of all other rights of retention or pre-emption (save as may be expressly set out in the company's articles of association or the written shareholders agreement  referred  to  in  2.1)

7.3 All matters referred to in this 7 are recorded as at the signature date and as at the effective date.

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8       BREACH


8.1 Should the company, breach any of the terms or conditions of this agreement and -

8.1.1   should  such  breach  be  incapable  of  being  remedied;  or

8.1.2 fail to remedy such breach within fourteen days after receipt of a written notice from the subscriber requiring such breach to be remedied, where such breach is indeed capable of being remedied, then, without any prejudice to the other rights or remedies of the subscriber in terms of this agreement or at law, the subscribers shall be entitled to forthwith cancel this agreement and the loan agreement, on written notice to the other parties to such effect.

8.2 Should either Century or COIL breach any of the terms or conditions of this agreement and thereafter fail to remedy such breach within fourteen days after receipt of a written notice from the company and/or the other of them ("the non-defaulting party") requiring such breach to be remedied, then, without prejudice to the other rights or remedies of the non-defaulting party in terms of this agreement or at law, the non-defaulting party shall be entitled to forthwith cancel this agreement and the loan agreement on written notice to the other party to such effect.

8.3 Should the loan agreement and/or the rental enterprise sale agreement and/or the business sale agreement be cancelled or terminated for any reason whatsoever, then, without prejudice to any of its other rights or remedies as a result thereof, the subscribers shall jointly or severally be entitled (but not obliged) to terminate and cancel (without incurring any liability on its part by doing so) this agreement on written notice to such effect to the other parties.

8.4 Any such cancellation of this agreement by any of the parties shall operate as between all of the parties and in respect of the entire agreement and the provisions of 3.3.1 shall apply mutatis mutandis.
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9       DOMICILIUM  AND  NOTICES

9.1 The parties choose domicilia citandi et executandi ("damicilium") for all purposes relating to this agreement, including the giving of any notice, the payment of any sum, the serving of any process, as follows -

9.1.1               the  seller           physical     -     1  Nerina  Street
                                                             Caledon
                                          facsimile    -     028-2141270

9.1.2               the  purchaser        physical     -     1  Nerina  Street
                                                             Caledon
                                          facsimile    -     028-2141  270

9.1.3               Century               physical     -     c/o  Werksmans
                                                             Attorneys
                                                             22  Girton  Road
                                                             Parktown
                                                             Johannesburg
                                          facsimile    -     011-454  3100

9.1.4               COIL                  physical     -     1  Nicol  Street
                                                             Gardens
                                          facsimile    -     021-418  9288

9.1.5               Century  inc.         physical     -     200-  220  East
                                                             Bennett  Avenue
                                                             Cripple  Creek
                                                             Colorado,  CO
                                                             80813 USA
                                          facsimile    -     091 719 689 9700

9.2 Any party shall be entitled from time to time, by giving written notice to the others, to vary its physical domicilium to any other physical address (not being a post office box or poste restante) within the Republic of South Africa and to vary its facsimile domicilium to any other facsimile number.

9.3 Any notice given or payment made by any party to another ("addressee") which is delivered by hand between the hours of and 17:00 on any business day to the addressee's physical domicilium for the time being shall be deemed to have been received by the . addressee at the time of delivery.

9.4 Any notice given by any party to another which is successfully transmitted by facsimile to the addressee's facsimile domicilium for the time being shall be deemed (unless the contrary is proved by the addressee) to have been received by the addressee on the day immediately succeeding the date of successful transmission thereof.

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9.5     This  9  shall  not operate so as to invalidate the giving or receipt of any written notice which is actually received by the addressee other than by a method referred to in this 9.

9.6 Any notice in terms of or in connection with this agreement shall be valid and effective only if in writing and if received or deemed to be received by the addressee.

10      GENERAL


10.1 This agreement constitutes the sole record of the agreement between the parties in relation to the subject matter hereof, no party shall be bound by any express, tacit or implied term, representation, warranty, promise or the like not recorded herein. This agreement supersedes and replaces all prior commitments, undertakings or representations, whether oral or written, between the parties in respect of the subject matter hereof.

10.2 No addition to, variation, novation or agreed cancellation of any provision of this agreement shall be binding upon the parties unless reduced to writing and signed by or on behalf of the parties.

10.3 No indulgence or extension of time which any party may grant to any other shall constitute a waiver of or, whether by estoppel or otherwise, limit any of the existing or future rights of the grantor in terms hereof, save in the event and to the extent that the grantor has signed a written document expressly waiving or limiting such right.

10.4 Without prejudice to any other provision of this agreement, any successor-in-title, including any executor, heir, liquidator, judicial manager, curator or trustee, of any party shall be bound by this agreement.

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10.5    The  signature by any party of a counterpart of this agreement shall be as effective as if that party had signed the same document as all of the other parties.

10.6 Century Inc. hereby undertakes to procure that Century will fulfil its obligations to pay its portion of the subscription price to the company in terms of 5.1.

          Signed  at  CapeTown  on  March  31,  2000
          for  Century  Casinos  Africa  (Proprietary)  Limited
          /s/  James  Forbes
          who  warrants  that  he  is  duly  authorised  hereto

          Signed  at  CapeTown  on  March  31,  2000
          for  Caledon  Casino  Bid  Company  (Proprietary)  Limited
          /s/  Leon  Fortes
          who  warrants  that  he  is  duly  authorised  hereto

          Signed  at  CapeTown  on  March  31,  2000
          for  Caledon  Overberg  Investments  (Proprietary)  Limited
          /s/  Leon  Fortes
          who  warrants  that  he  is  duly  authorised  hereto

          Signed  at  CapeTown  on  March  31,  2000
          for  Century  Casinos  Inc.
          /s/  James  Forbes
          who  warrants  that  he  is  duly  authorised  hereto

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